Exhibit 10.5
EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT (this “Agreement”), dated as of June 19, 2018 is entered into by and among I3 VERTICALS, LLC, a Delaware limited liability company (the “Borrower”), I3 VERTICALS, INC., a Delaware corporation (“HoldCo”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, entered into that certain Credit Agreement dated as of October 30, 2017 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that HoldCo intends to conduct a Qualifying IPO and undergo an Up-C Restructuring;
WHEREAS, in connection with the Up-C Restructuring, Holdco is required to become a Guarantor pursuant to Section 6.13 of the Credit Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as contemplated hereby; and
WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement, subject to the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Agreement are incorporated herein by reference as if fully set forth herein.
2.    Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.
3.    Amendments to Credit Agreement.
(a)     The definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the final period in clause (b) with the text “; or” and (ii) adding a new clause (c) to read as follows:
(c)    at any time upon or after the consummation of a Qualifying IPO of HoldCo after an Up-C Restructuring, HoldCo shall cease to own and control, of record and beneficially, directly or indirectly, 100% of the aggregate Voting Stock of the Borrower on a fully diluted basis.
(b)    The definition of “Consolidated Capital Expenditures” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.

(c)    The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the text “the Borrower” in the first line therein with the text “HoldCo” and (ii) replacing the text “the Borrower’s” in the proviso to clause (vii) with the text “HoldCo’s”.
(d)    The definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(e)    The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(f)    The definition of “Consolidated Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(g)     The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing each instance of the text “the Borrower” with the text “HoldCo” and (ii) replacing the text “the Borrower’s” with the text “HoldCo’s”.
(h)    The definition of “Consolidated Scheduled Funded Debt Payments” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(i)    The definition of “Consolidated Total Assets” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(j)    The definition of “Equity Issuance” in Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(k)    The definition of “ERISA Affiliate” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(l)    The definition of “ERISA Event” in Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(m)    The definition of “Guarantors” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the text “HoldCo, (b)” immediately following the text “collectively, (a)”, (ii) replacing the text “(b)” with the text “(c)”, (iii) replacing the text “(c)” with the text “(d)”, and (iv) replacing the text “(d)” with the text “(e)”.
(n)    The definition of “Material Adverse Effect” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(o)    The definition of “Multiemployer Plan” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(p)    The definition of “Multiple Employer Plan” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.

(q)    The definition of “Pension Plan” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(r)    The definition of “Plan” in Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(s)    The definition of “Pro Forma Basis” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(t)     The definition of “Pro Forma Compliance Certificate” in Section 1.01 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(u)     The definition of “Subsidiary” in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(v)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“First Amendment” means that certain First Amendment to Credit Agreement and Joinder Agreement dated as of June 19, 2018 and effective as of the First Amendment Effective Date by and among the Borrower, HoldCo, the other Guarantors party thereto, the Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” means the date on which all conditions precedent to the First Amendment have been met.
(w)    Section 2.10(b) of the Credit Agreement is hereby amended by (i) replacing the text “financial statements of the Borrower” with the text “financial statements of HoldCo”, (ii) replacing the text “the Borrower or the Lenders” with the text “HoldCo or the Lenders” and (iii) replacing the text “with respect to the Borrower” with the text “with respect to HoldCo”.
(x)    Section 5.05 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower and its Subsidiaries” with the text “HoldCo and its Subsidiaries”.
(y)    Section 5.15 of the Credit Agreement is hereby amended by adding the text “As of the First Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.” immediately following the final period therein.

(z)    Section 6.01 of the Credit Agreement is hereby amended by (i) replacing each instance of the text “the Borrower” with the text “HoldCo” and (ii) replacing the text “the Borrower’s” with the text “HoldCo’s”.
(aa)    Section 6.02 of the Credit Agreement is hereby amended by (i) replacing each instance of the text “the Borrower” with the text “HoldCo” and (ii) replacing the text “the Borrower’s” with the text “HoldCo’s”.
(bb)    Section 7.02(k) of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(cc)    Section 7.03(g) of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(dd)    Section 7.05(b) of the Credit Agreement is hereby amended by replacing the text “the Borrower has delivered” with the text “the Loan Parties have delivered”.
(ee)    Section 7.06(c) of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(ff)    Section 7.11 of the Credit Agreement is hereby amended by replacing each instance of the text “the Borrower” with the text “HoldCo”.
(gg)    The following is hereby added to the Credit Agreement as a new Section 7.18 to read as follows:
7.18    Restrictions on HoldCo.
Notwithstanding anything to the contrary in this Agreement, HoldCo shall not (a) hold any material property other than cash and Cash Equivalents and the Equity Interests of the Borrower, (b) have any material liabilities other than (i) obligations under the Loan Documents, its Organization Documents and contracts and agreements (including with respect to indemnities) with officers, directors, consultants and employees of HoldCo relating to their employment, services or directorships, (ii) tax liabilities in the ordinary course of business or incurred as a member of the consolidated group of HoldCo and its Subsidiaries, and (iii) corporate, administrative and operating expenses incurred in the ordinary course of business, or (c) engage in any business other than (i) maintaining its existence and activities related thereto, (ii) owning the Equity Interests of the Borrower and activities incidental or related thereto, (iii) performing its obligations under the Loan Documents and contracts and agreements (including with respect to indemnities) with officers, directors, consultants and employees of HoldCo relating to their employment, services or directorships and (iv) activities in the ordinary course reasonably related to the foregoing.
(hh)    Section 8.01(i) of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
(ii)    Section 11.02(a)(ii) of the Credit Agreement is hereby amended by replacing the text “the Borrower” with the text “HoldCo”.
4.    Joinder Agreement.

(a)    HoldCo hereby acknowledges, agrees and confirms that, by its execution of this Agreement, HoldCo will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. HoldCo hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 4(a), HoldCo hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Article X of the Credit Agreement, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof.
(b)    HoldCo hereby acknowledges, agrees and confirms that, by its execution of this Agreement, HoldCo will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. HoldCo hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this Section 4(b), HoldCo hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations (as such term is defined in Section 1 of the Security Agreement), a continuing security interest in, and a right of set off against any and all right, title and interest of HoldCo in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of HoldCo. HoldCo hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations (as such term is defined in Section 1 of the Security Agreement), that:
(i)    HoldCo’s chief executive office, tax payer identification number, organization identification number, and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and HoldCo keeps its books and records at such locations.
(ii)    The location of all owned and leased real property of HoldCo is as shown on Schedule 2 attached hereto.
(iii)    HoldCo’s legal name and jurisdiction of organization is as shown in this Agreement and HoldCo has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.
(iv)    The patents, copyrights, and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents, copyrights and trademarks owned by HoldCo.
(v)    The deposit accounts and investment accounts listed on Schedule 5 attached hereto constitute all of the deposit accounts and investment accounts owned by HoldCo.
(vi)    Schedule 6 attached hereto sets forth a complete and accurate list of (i) any Pledged Equity owned by HoldCo that is required to be pledged and delivered to the Administrative Agent pursuant to the Security Agreement and (ii) any Instruments, Documents and Tangible Chattel Paper constituting Collateral owned by HoldCo that are required to be pledged and delivered to the Administrative Agent pursuant to Section 4(a)(i) of the Security Agreement.
(c)    The address of HoldCo for purposes of all notices and other communications is the same address for all Loan Parties as provided on Schedule 11.02 to the Credit Agreement.
(d)    HoldCo hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by HoldCo under Article X of the Credit Agreement upon the execution of this Agreement by HoldCo.
5.    Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent (the “First Amendment Effective Date”):
(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, HoldCo, the Guarantors, the Required Lenders and the Administrative Agent;
(b)    receipt by the Administrative Agent of copies of the Organization Documents of HoldCo, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the State of Delaware, and certified by a secretary or assistant secretary of HoldCo to be true and correct as of the First Amendment Effective Date;
(c)    receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of HoldCo as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which HoldCo is a party;
(d)    receipt by the Administrative Agent of a favorable opinion of counsel to HoldCo, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date;
(e)    prior to the First Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent and each Lender that so requests of a Beneficial Ownership Certification in relation to the Borrower;
(f)    the consummation of the Plan of Reorganization by and between i3 Verticals, Inc. and i3 Verticals, LLC; and
(f)    receipt by the Administrative Agent of all reasonable out-of-pocket fees and expenses (and all filing and recording fees and taxes) required to be paid on or before the First Amendment Effective Date, including the reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent.
6.    Miscellaneous.
(a)    This Agreement shall be deemed to be, and is, a Loan Document.

(b)    Effective as of the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Agreement.
(c)    HoldCo and each of the other Loan Parties hereby (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) ratifies and affirms its obligations under the Loan Documents, (iii) agrees that (A) its obligations under each of the Loan Documents to which it is party shall remain in full force and effect according to their terms and (B) this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents and (iv) affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Obligations and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.
(d)    HoldCo and each of the other Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date after giving effect to this Agreement (i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) this Agreement has been duly executed and delivered by such Loan Parties and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Loan Party of this Agreement and (iv) the representations and warranties of the Loan Parties set forth in Section 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (and in all respects if any such representation or warranty is expressly qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date.
(e)    The Administrative Agent hereby consents to (i) the limited liability company agreement of the Borrower to be dated on or about June 25, 2018, (ii) that certain Tax Receivable Agreement to be dated on or about June 25, 2018 by and among the Borrower, HoldCo and the members identified therein, (iii) that certain Plan of Reorganization by and between the Borrower and HoldCo to be dated on or about June 25, 2018 and (iv) that certain Registration Rights Agreement to be dated on or about June 25, 2018 by and among HoldCo and the members identified therein, in each case in the same form as the versions provided to the Administrative Agent as of the date hereof (with such changes as are reasonably acceptable to the Administrative Agent).
(f)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	I3 VERTICALS, LLC, a Delaware limited liability company

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

GUARANTORS:	I3 VERTICALS, INC., a Delaware corporation

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

I3 VERTICALS MANAGEMENT SERVICES, INC., a Delaware corporation

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

CP-PS, LLC, a Delaware limited liability company

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

CP-DBS, LLC, a Delaware limited liability company

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

I3-RS, LLC, a Delaware limited liability company

	By:	/s/ Scott Meriwether
	Name:	Scott Meriwether
	Title:	Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

I3-EZPAY, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-LL, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-PBS, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-INFIN, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-BP, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-AXIA, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-RANDALL, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

I3-CSC, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-TS, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

FAIRWAY PAYMENTS, LLC, a Virginia limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-SDCR, INC., a Delaware corporation

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

SAN DIEGO CASH REGISTER COMPANY, INC., a California corporation

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-CS, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3-EMS, LLC, a Delaware limited liability company

By:	/s/ Scott Meriwether
Name:	Scott Meriwether
Title:	Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Christine Trotter
	Name:	Christine Trotter
	Title:	Assistant Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

	By:	/s/ Ryan Maples
	Name:	Ryan Maples
	Title:	Sr. Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

FIFTH THIRD BANK,
as a Lender

By:	/s/ Ross H. Florey
Name:	Ross H. Florey
Title:	Vice President, RM

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Brian Buck
Name:	Brian Buck
Title:	Managing Director

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Kyle Husted
Name:	Kyle Husted
Title:	Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

FIRST BANK,
as a Lender

By:	/s/ John M. Sharp
Name:	John M. Sharp
Title:	Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

PINNACLE BANK,
as a Lender

By:	/s/ William H. Diehl
Name:	William H. Diehl
Title:	Senior Vice President

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

CAPSTAR BANK,
as a Lender

By:	/s/ Brad Greer
Name:	Brad Greer
Title:	EVP

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

FRANKLIN SYNERGY BANK,
as a Lender

By:	/s/ David Forshee
Name:	David Forshee
Title:	SVP

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

TENNESSEE BANK & TRUST,
as a Lender

By:	/s/ Todd Norman
Name:	Todd Norman
Title:	SVP

I3 VERTICALS, LLC
FIRST AMENDMENT TO CREDIT AGREEMENT AND JOINDER AGREEMENT

Schedule 1
Chief Executive Office, Tax Identification Number, Organization Identification Number
and Chief Place of Business of HoldCo

Schedule 2
Owned and Leased Real Property

Schedule 3
Tradenames

Schedule 4
Patents, Copyrights, and Trademarks

Schedule 5
Deposit and Investment Accounts

Schedule 6
Pledged Equity; Instruments; Documents; Tangible Chattel Paper

SMYRNA READY MIX CONCRETE, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER